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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2008

DIGIMARC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34108 (Commission File No.)	26-2828185 (IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008
(Address of principal executive offices) (Zip Code)

(503) 469-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        On October 16, 2008, Digimarc Corporation (the "Company") issued a press release announcing the distribution of the shares of the Company that were previously held in trust and the declaration of the effectiveness of the Company's registration statement on Form 10 by the Securities and Exchange Commission. A copy of the press release is attached to this report as Exhibit 99.1.

        Also on October 16, 2008, the Company mailed an information statement to former Digimarc Corporation stockholders of record as of August 1, 2008. A copy of the information statement is attached to this report as Exhibit 99.2.

        The information in this Item 7.01 of Form 8-K, as well as Exhibits 99.1 and 99.2, will not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
99.1	Press Release issued by Digimarc Corporation dated October 16, 2008.
99.2	Information Statement for Digimarc Corporation Common Stock (Par value $0.001 per share) dated October 16, 2008.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2008

By:	/s/ ROBERT P. CHAMNESS Robert P. Chamness Executive Vice President, Chief Legal Officer and Secretary

 INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Digimarc Corporation dated October 16, 2008.
99.2	Information Statement for Digimarc Corporation Common Stock (Par value $0.001 per share) dated October 16, 2008.

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  Item 7.01 Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS